UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

December 3, 2009

TARGA RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware		74-3117058
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana, Suite 4300

Houston, TX 77002

(Address of principal executive office and Zip Code)

(713) 584-1000

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Long-Term Incentive Plan. On December 3, 2009, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Targa Resources Investments Inc. (“Targa Investments”), the indirect parent of Targa Resources, Inc. (the “Company”), made the following grants under the Targa Resources Investments Inc. Long-Term Incentive Plan (the “Plan”): 18,025 performance units to Mr. Rene R. Joyce, 13,860 performance units to Mr. Joe Bob Perkins, 13,464 performance units to Mr. James W. Whalen, 9,894 performance units to Mr. Michael A. Heim and 9,350 performance units to Mr. Jeffrey J. McParland. The Plan is administered by the Committee. The Committee also approved a new form of Performance Unit Grant Agreement to be used in connection with these and future awards under the Plan

Awards under the Plan may be made to employees, consultants and directors of Targa Investments and its affiliates who perform services for Targa Investments, including officers, directors and employees of the Company. The Plan provides for the grant of performance units which are cash-settled awards linked to the relative performance of Targa Resources Partners LP (the “Partnership”), one of our subsidiaries, common units. The awards made to Messrs. Joyce, Perkins, Whalen, Heim and McParland will vest on June 30, 2013, with the amounts vesting under such awards dependent on the Partnership’s performance compared to a peer-group consisting of the Partnership and 12 other publicly traded partnerships. The Committee has the ability to modify the peer-group in the event a peer company is no longer determined to be one of the Partnership’s peers. The cash settlement value of each performance unit award will be the value of an equivalent Partnership common unit at the time of vesting multiplied by a performance percentage which may be zero or range from 25% to 150% of the value of a common unit plus associated distributions over the three year period, which may be higher or lower than the Partnership common unit price at the time of the grant. If the Partnership’s performance equals or exceeds the performance for the 25th percentile of the group but is less than or equal to the 50th percentile of the group, the award will vest with a performance percentage ranging from 25% to 100%. If the Partnership’s performance equals or exceeds the performance for the 50th percentile of the group, the award will vest with a performance percentage ranging from 100% to 150%. If the Partnership’s performance is below the performance of the 25th percentile of the group, the performance percentage will be zero and no amounts will vest.

This description of the Plan is qualified in its entirety by reference to the Plan, a copy of which is filed as Exhibit 10.27 to the Company’s Registration Statement on Form S-4 (File No. 333-147066), as amended, and is incorporated herein by reference. A copy of the form of Performance Unit Grant Agreement is filed as Exhibit 10.2 to this Current Report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
Exhibit 10.1	Targa Resources Investments Inc. Long-Term Incentive Plan (incorporated by reference to Exhibit 10.27 to the Company’s Registration Statement on Form S-4/A (File No. 333-147066) dated December 18, 2007).

Exhibit 10.2	Form of Performance Unit Grant Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TARGA RESOURCES, INC.

Dated: December 7, 2009	By:	/S/ JEFFREY J. MCPARLAND
Jeffrey J. McParland
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 10.1	Targa Resources Investments Inc. Long-Term Incentive Plan (incorporated by reference to Exhibit 10.27 to the Company’s Registration Statement on Form S-4/A (File No. 333-147066) dated December 18, 2007).

Exhibit 10.2	Form of Performance Unit Grant Agreement